UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported)    July 14, 2005

                          ON THE GO HEALTHCARE, INC.
            (Exact name of registrant as specified in its charter)

   DELAWARE                      333-61538                 98-0231687
---------------             --------------------    -------------------
(State or Other                 (Commission          (IRS Employer
Jurisdiction of                 File Number)           Identification
 Incorporation)                                                   No.)

                         85 Corstate Avenue, Unit #1
                              Concord, Ontario
                               Canada L4K 4Y2
              ---------------------------------------------------
              (Address of principal executive offices) (Zip Code)


     Registrant's telephone number, including area code:  (905) 760-2987

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

On July 14, 2005, we entered into a convertible financing facility with Laurus
Master Fund, Ltd. for up to $5,500,000   The facility consists of (i) a
$500,000 Secured Convertible Note, (ii) a Secured Convertible Minimum Borrowing Note, and (iii) and a Secured Revolving Note (collectively, the "Notes"}. The Notes are secured by a security interest in substantially all of our assets. The facility terminates on July 14, 2008.

Additionally, we issued to Laurus common stock purchase warrants to purchase up to 1,420,000 shares of our common stock at a price of $1.11 per share. The warrants expire on July 14, 2012.

The Secured Note matures on July 14, 2008 and is convertible into our common stock, under certain conditions, at a price of $1.02. The Secured Note has an interest rate equal to the Wall Street Journal prime rate plus 2%. The interest rate will not be lower than 8% based on movements in the prime rate, however the interest rate will be reduced if the price of our common stock rises in accordance with certain benchmarks. Under the terms of the Secured Note, we must make monthly payments plus accrued and unpaid interest beginning August 1, 2005. Under certain conditions set forth in the Secured Note, Laurus will be required to convert into shares of common stock all or a portion of their monthly payment. In the event that all or a portion of the monthly payment is paid in cash, then we must pay Laurus 103% of the cash amount.

We may prepay the Secured Note by paying to Laurus a sum of money equal to one hundred thirty percent of the Principal Amount outstanding at such time together with accrued but unpaid interest thereon and any and all other sums due, accrued or payable to Laurus under any portion of the facility. Pursuant to a Registration Rights Agreement with Laurus, we agreed to file a registration statement within thirty days of closing to cover the resale of the shares of our common stock issuable upon conversion of the notes and the warrants.

The Notes and warrants were offered and sold to Laurus in a private placement transaction made in reliance upon exemptions from registration pursuant to
Section 4(2) under the Securities Act of 1933 and Rule 506 promulgated thereunder. Laurus is an accredited investor as defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933.

The description of the transactions contained herein are qualified in their entirety by reference to the Secured Convertible Term Note, Secured Revolving Note, Secured Convertible Minimum Borrowing Note, Security and Purchase Agreement, Master Security Agreement, Share Pledge Agreement,
Form of Common Stock Purchase Warrant, Canadian Subsidiary Guaranty,
Funds Escrow Agreement, Forbearance Agreement, Joinder Agreement, and Registration Rights Agreement filed as Exhibits 4.1 - 4.12, respectively, and incorporated herein by reference.


ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.   Description

4.1     Secured Convertible Term Note between On The Go Healthcare,
        Inc. and Laurus    Master Fund, Ltd., dated July 14, 2005.

4.2 Secured Revolving Note between On The Go Healthcare, Inc. and Laurus Master Fund, Ltd., dated July 14, 2005.

4.3 Secured Convertible Minimum Borrowing Note between On The Go Healthcare, Inc. and Laurus Master Fund, Ltd., dated July 14, 2005.

4.4     Security and Purchase Agreement between On The Go Healthcare, Inc.
        and Laurus    Master Fund, Ltd., dated July 14, 2005.

4.5 Master Security Agreement between On The Go Healthcare, Inc. and Laurus Master Fund, Ltd., dated July 14, 2005.

4.6 Share Pledge Agreement between On The Go Healthcare, Inc. and Laurus Master Fund, Ltd., dated July 14, 2005.

4.7 Form of Common Stock Purchase Warrant between On The Go Healthcare, Inc. and Laurus Master Fund, Ltd., dated July 14, 2005.

4.8 Subsidiary Guaranty between On The Go Healthcare, Inc. and Laurus Master Fund, Ltd., dated July 14, 2005.

4.9 Funds Escrow Agreement between On The Go Healthcare, Inc. and Laurus Master Fund, Ltd., dated July 14, 2005.

4.10 Forbearance Agreement between On The Go Healthcare, Inc. and Laurus Master Fund, Ltd., dated July 14, 2005.

4.11 Joinder Agreement between On The Go Healthcare, Inc. and Laurus Master Fund, Ltd., dated July 20, 2005.


4.12 Registration Rights Agreement between On The Go Healthcare, Inc. and Laurus Master Fund, Ltd., dated July 14, 2005.



SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                On The Go Healthcare, Inc
Date: July 20, 2005
                                By:  /s/ Stuart Turk
                                ------------------------------------
                                Stuart Turk
                                Chief Executive Officer and President


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